Exhibit 99.1

0 Investor Presentation May - June , 2023

DISCLAIMER

First Hawaiian, Inc.

Forward-Looking Statements

This presentation contains, and from time-to-time in connection with this presentation our management may make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our views at such time with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "projection," "would," "annualized," and "outlook," or the negative version of these words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, and any such forward-looking statements are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors, can be found in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2022, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which are available on our website (www.fhb.com) and the SEC's website (www.sec.gov). Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Use of Non-GAAP Financial Measures

The information provided herein includes certain non-GAAP financial measures. We believe that these measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the appendix of this presentation.

Other

References to "we," "us," "our," "FHI," "FHB," "Company," and "First Hawaiian" refer to First Hawaiian, Inc. and its consolidated subsidiaries.

1

Q1 2023 FINANCIAL HIGHLIGHTS 1 (1) Comparisons to Q4 2022 (2) ROATA and ROATCE are non - GAAP financial measures. A reconciliation of average tangible assets and average tangible stockholders ’ equity to the comparable GAAP measurements is provided in the appendix of this slide presentation. (3) Declared on April 26, 2023. Payable June 2, 2023 to shareholders of record at close of business on May 22, 2023. 2 • Net income $66.8 mm • Grew total loans and leases $129.3 mm • Total deposits declined $407.5 mm, 82 bp cost of deposits • Net interest margin contracted 4 bps • Excellent credit quality. Recorded $8.8 mm provision expense • Well capitalized: 11.97% CET1 ratio • Declared $0.26 / share dividend Q1 2023 Q4 2022 Net Income ($mm) $66.8 $79.6 Diluted EPS $0.52 $0.62 Net Interest Margin 3.11% 3.15% Efficiency Ratio 54.5% 51.5% ROA / ROATA 2 1.10% / 1.15% 1.28% / 1.34% ROE / ROATCE 2 11.78% / 20.78% 14.27% / 25.93% Tier 1 Leverage Ratio CET1 Capital Ratio Total Capital ratio 8.26% 11.97% 13.09% 8.11% 11.82% 12.92% Dividend 3 $0.26 / share $0.26 / share

Q1 2023 BALANCE SHEET HIGHLIGHTS 3 $ in thousands 3/31/23 12/31/22 Assets Cash and Cash Equivalents 1 $ 865.6 $ 526.6 Investment Securities - AFS 3,054.3 3,151.1 Investment Securities - HTM 4,261.4 4,320.6 Loans and Leases 14,221.3 14,092.0 Total Assets 24,884.2 24,577.2 Liabilities Deposits $ 21,281.5 $ 21,689.0 Short - term borrowings 250.0 75.0 Long - term borrowings 500.0 0.0 Total Stockholders’ Equity 2,329.0 2,269.0 Comments • Balance sheet liquidity remains ample o Increased Cash and Cash Equivalents to $865.6 mm o Added $500 mm, 18 - month borrowing to support liquidity position o Loan/deposit ratio: 66.8% o $8.2 bn of available liquidity at 3/31/23 • Investment portfolio duration remained stable at 5.6 yrs at 3/31/23 1 Includes Cash and due from banks and Interest - bearing deposits in other banks

INVESTMENT HIGHLIGHTS 4 Strong, Consistent Financial Performance Leading Position In Attractive Markets Experienced Leadership Team High Quality Balance Sheet Proven Through The Cycle Performance Well - Capitalized With Attractive Dividend 1 2 3 4 5 6

STRONG PERFORMER IN ATTRACTIVE MARKET

First Hawaiian, Inc.

Branch Presence


51 branches
Kauai
Niihau
Oahu
Honolulu
Molokai
Maui
Lanai
Kahoolawe
Hawaii Island
Saipan
Guam

Financial Overview – 1Q 2023 ($ billions)

Market Cap	*$2.0*	*Loans*	*$ 14.2*
Assets	*$ 24.9*	*Deposits*	*$ 21.3*

ROATCE[2] | ROATA[2] | Efficiency Ratio


20.8%
15.9%
FHB
Peer Median[1]
1.2%
1.2%
FHB
Peer Median[1]
54.5%
54.6%
FHB
Peer Median[1]

Cost of Deposits | NALs / Loans | Dividend Yield [3]


82 bps
106 bps
FHB
Peer Median[1]
0.10%
0.33%
FHB
Peer Median[1]
6.7%
4.5%
FHB
Peer Median[1]

Company Highlights

- ✓ Oldest and largest Hawaii-based bank
- ✓ Full-service community bank with complete suite of products & services
- ✓ #1 deposit market share in Hawaii[4]
- ✓ Largest Hawaii-based lender
- ✓ $18.0 bn assets under administration as of 1Q23
- ✓ Proven through the cycle and outstanding operating performance

Source: Public filings and S&P Global Market Intelligence as of 9-May-2023
Note: Financial data as of 31-Mar-2023. Market data as of 12-May-2023.
(1) Peer median is based on public banks $10–$50bn in assets constituted as of 31-Dec-2022; excludes merger targets.
(2) ROATA (Return On Average Tangible Assets) and ROATCE (Return on Average Tangible Common Equity) are non-GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix.
(3) Dividend yield based on dividend paid in 1Q 2023 and closing market price as of 12-May-2023.
(4) Deposit market share based on FDIC data as of 30-Jun-2022.

5

DESPITE NEAR - TERM CHALLENGES, THE FUNDAMENTAL STRENGTHS OF HAWAII’S ECONOMY REMAIN INTACT 6 • Attractive destination for domestic and international travelers • Attractive alternative for travelers concerned about international travel • Well - developed visitor industry infrastructure • High quality medical care • Strategically important • Headquarters of US Indo - Pacific Command and regional component commands: Army, Navy, Air Force, Marines • Estimated total defense spending in Hawaii in 2020: $7.7bn (3) • Defense spending is 8.5% of state GDP (3) • Over 50k active duty, National Guard and Reserve personnel stationed in Hawaii (3) • Almost 20k civilian employees (3) Government 20% Real Estate 20% Residential RE 23% Other 15% Transportation & Warehousing 5% Entertainment 10% Professiona l 9 % Construction 6% Retail Trade 7 % Healthcare & Education 8% Hawaii GDP by Industry (2019) (1) Visitor spending is ~19% of Hawaii GDP (2) (1) US Bureau of Economic Analysis (2) Based on $17.9bn of 2019 visitor spending according to Hawaii Department of Business, Economic Development and Tourism. Fundamental Strengths (3) defenseeconomy.hawaii.gov

$9.1 $21.3 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 22 1Q23 Source: Public filings and S&P Global Market Intelligence as of 9 - May - 2023 Note: Financial data as of 31 - Mar - 2023. $10 – $50bn banks constituted as of 31 - Dec - 2022; excludes merger targets. (1) ROATCE (Return on Average Tangible Common Equity) is a non - GAAP financial measure. A reconciliation to the comparable FHB GAAP measure is provided in the appendix. 12.1% 18.1% 20.8% 10.4% 15.9% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 1Q23 46.5% 54.5% 61.4% 54.6% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 1Q23 STRONG PERFORMANCE THROUGH THE CYCLE 7 Through the Cycle Credit Performer Strong Expense Mgmt. Culture Strong Profitability Consistent Deposit Growth ($ bn ) Steady, Balanced Loan Growth ($ bn ) $6.5 $14.2 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 1Q23 NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE (1) 1Q23 Cost of Deposits: 0.82% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.16% 0.60% 0.13% 0.40% 3.10% 0.33% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 1Q23

$359 $365 $357 $355 $353 $380 $387 $380 $395 $365 $310 $353 $98 $ – $ 50 $ 100 $ 150 $ 200 $ 250 $ 300 $ 350 $ 400 $ 450 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 1.40% 1.47% 0.89% 1.15% 0.91% 1.38% 1.03% 1.18% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% CONSISTENT TRACK RECORD OF STRONG PROFITABILITY 8 Source: Public filings and S&P Global Market Intelligence, as of 9 - May - 2023 Note: Financial data as of 31 - Mar - 2023. $10 – $50bn banks constituted as of 31 - Dec - 2022; excludes merger targets. (1) PTPP (Pre - Tax, Pre - Provision) Earnings, ROATA (Return On Average Tangible Assets) and ROATCE (Return On Average Tangible Common Equity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. 12.1% 18.1% 10.9% 20.8% 10.4% 15.1% 11.4% 15.9% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% Pre - Tax, Pre - Provision Earnings ($mm) (1) ROATA (1) Stable Earnings Drivers ROATCE (1) Year Ended December 31 Consistent PTPP Earnings Consistent History of Strong Profitability First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 ▪ Dominant loan and deposit positions in attractive markets ▪ Consistent underwriting standards with proven performance through the credit cycle ▪ Demonstrated history of disciplined expense management Year Ended December 31

0.21% 0.73% 0.09% 0.10% 0.95% 0.06% 0.00% 0.50% 1.00% 1.50% PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management 9 Year Ended December 31 0.16% 0.63% 0.13% 0.39% 3.10% 0.39% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% As of December 31 1.43% 1.03% 1.18% 1.97% 1.12% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 71.4x 10.8x 3.7x 3.5x As of December 31 As of December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial, available as of 9 - May - 2023 Note: Financial data as of 31 - Mar - 2023. $10 – $50bn banks constituted as of 31 - Dec - 2022; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non - Accrual Loans 75.0x 20.0x 10.0x

WELL-CAPITALIZED WITH AN ATTRACTIVE DIVIDEND

First Hawaiian, Inc.

Robust Capital Position



Tier 2
NCT1
CET 1
13.1%
1.1 %
12.0 %
14.4%
1.8 %
0.6 %
12.0 %
FHI 1Q23
Public U.S. Banks with $10-$50bn of Assets

Tier 1 Leverage	8.3%	9.9%

Attractive Dividend Yield[(1)(2)]



6.7%
4.5%
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Capital Management Approach

- Retain sufficient earnings to support loan growth and maintain strong capital levels
- Return excess capital through dividends and share repurchases
- Stock repurchase program for up to $40mm of common stock during 2023
- Held dividend at $0.26/share in 1Q 2023
- No shares repurchased in 1Q 2023

Source: Public filings and S&P Global Market Intelligence as of 9-May-2023
Note: Financial data as of 31-Mar-2023. $10–$50bn banks constituted as of 31-Dec-2022, excludes merger targets. Percentages may not total due to rounding.
(1) Dividends and share repurchases are subject to approval of FHI's board of directors, future capital needs and regulatory approvals.
(2) Dividend yield (MRQ) based on 1Q 2023 paid dividend and market data as of 12-May-2023.

10

11 APPENDIX

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full-service community bank focused on building relationships with our customers

First Hawaiian, Inc.

Commercial Lending

- Largest commercial lender in Hawaii
- 56 commercial bankers(2)
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- 35.2% deposit market share in Hawaii(1)
- Retail deposit products offered through branch, online, mobile, and direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 158,000 accounts with more than $2.3bn annual spend(2)
- Consumer, small businesses, and commercial cards
- Issuer of MasterCard

Wealth Management

- $18.0 bn (3) of AUA and 35 financial advisors(2)
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 4,000 terminals processed ~38.4 mm transactions in 2022
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-2022
(2) As of 31-Dec-2022
(3) As of 31-Mar-2023

12

A LEADER IN HAWAII 13 The banking market in Hawaii is dominated by local banks, with the top 4 banks accounting for ~93% of deposits (2) Sources: S&P Global Market Intelligence, FDIC, SEC and company filings. Company filings used for peers where available, othe rwi se regulatory data used. Note: Financial data as of 31 - Mar - 2023. (1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non - GAAP financial measures. Reconciliations to the comparable FHB GAAP measures are provided in the appendix. (2) Deposit market share based on FDIC data as of 30 - Jun - 2022. Branches 51 51 36 27 FTEs 2,100 2,025 1,055 769 Assets ($bn) 24.9 23.9 9.6 7.5 Loans ($bn) 14.2 13.8 6.1 5.6 Deposits ($bn) 21.3 20.5 8.2 6.7 YTD 2023 ROATCE (1) 20.8% 16.2% 18.7% 14.2% YTD 2023 ROATA (1) 1.15% 0.80% 0.79% 0.88% Loan Portfolio Deposit Portfolio Hawaii Deposits 2 Balance ($bn) $21.0 $19.9 $8.3 $6.6 Share 35.2% 33.2% 13.9% 11.1 % Commercial Commercial RE Residential RE Consumer & Other Transaction Accounts Savings / MMDA Time Deposits 11% 16% 35% 30% 10% 11% 29% 34% 16% 5% 12% 25% 48% 10% 14% 10% 28% 35% 13% 12% 41% 47% 9% 52% 39% 6% 84% 10% 17% 51% 32% 8% HELOC

WELL POSITIONED FOR VOLATILE INTEREST RATES 14 4 bp NIM decrease in Q1 Well - Matched Balance Sheet • Approximately $5.7 bn, or 41% of the loan portfolio, reprices within 90 days • Well - structured investment portfolio with limited extension risk • Stable, low - cost deposit base • Hawaii has experienced lower deposit costs and had a lower deposit beta in previous rate cycles $139 $128 $134 $135 $129 $131 $133 $137 $134 $145 $163 $172 $167 3.57% 2.84% 2.86% 2.83% 2.66% 2.55% 2.44% 2.45% 2.47% 2.68% 3.18% 3.67% 3.97% 0.38% 0.19% 0.13% 0.11% 0.08% 0.07% 0.06% 0.06% 0.05% 0.08% 0.24% 0.52% 0.82% 3.12% 2.58% 2.70% 2.71% 2.55% 2.46% 2.36% 2.38% 2.42% 2.60% 2.93% 3.15% 3.11% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Net Int Inc. Earning Asset Yield Cost of Deposits NIM Q4 ‘22 – Q1 ‘23 NIM Walk

$9.1 $9.4 $10.2 $10.5 $12.2 $12.9 $13.6 $14.7 $16.1 $16.8 $17.6 $17.2 $16.4 $19.2 $21.8 $21.7 $21.3 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 1Q23 Demand 39% Money Market 18% Savings 27% Time 8% SOLID, LOW - COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low - cost deposit base Deposits: $21.3bn 1Q23 Cost of Deposits: 0.82% Year Ended December 31 Deposit Portfolio Composition Consistent Deposit Growth ($bn) Best - in - Class Cost of Deposits 0.87% 1.92% 0.82% 1.71% 3.02% 1.06% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 1Q23 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 Source: Public filings and S&P Global Market Intelligence, as of 9 - May - 2023 Note: Financial data as of 31 - Mar - 2023. $10 – $50bn banks constituted as of 31 - Dec - 2022; excludes merger targets. 8% of Total Deposits are Public Deposits Public Savings 2% Reduced Public Time Deposits by $1.5 bn in 2018 and 2019 Public Time 4% Deposits Well - Balanced Between Retail and Commercial 15 Public Demand 2% 9.9 9.6 1.8 Retail Commercial Public ($ billions)

DEPOSIT COVERAGE AND BORROWING CAPACITY 16 AVERAGE DEPOSIT BALANCES LIQUIDITY CAPACITY AVERAGE RETAIL ACCOUNT BALANCE $22,020 AVERAGE COMMERCIAL ACCOUNT BALANCE $147,912 QUARTER - END AND INTRA - QUARTER BALANCES 19.79 19.51 19.49 1.90 1.78 1.79 21.69 21.29 21.28 12/31/2022 3/7/2023 3/31/2023 Retail & Commercial Public FDIC DEPOSIT INSURANCE COVERAGE FDIC INSURED DEPOSITS FDIC INSURED DEPOSITS + FULLY COLLATERALIZED PUBLIC DEPOSITS 50% 58% $ Billions ($ billions) 3/31/23 Total Cash 0.6 Available Securities 4.7 FHLB Capacity 1.7 FRB Discount Window 1.2 Total Available Liquidity 8.2 Total Available Liquidity Using BTFP 8.9 Note: BTFP = Bank Term Funding Program • Total Available Liquidity = 94% of uninsured, non - public deposits 1 • Total Available Liquidity Using BTFP = 101 % Hawaii/Guam/Saipan, 23% Mainland • % of uninsured, non - public deposits 1 As of 3/31/23 As of 3/31/23 1 Uninsured, non - public deposits as of 3/31/23 • 4/30/23 Update: • Total deposits: $21.18 bn, down $96.8 mm (0.5%) from 3/31/23

$6.5 $7.9 $8.0 $8.3 $8.3 $9.0 $9.5 $10.0 $10.7 $11.5 $12.3 $13.1 $13.2 $13.3 $13.0 $14.1 $14.2 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 1Q23 STEADY ORGANIC GROWTH AND BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio Expect low to mid - single digit loan growth in 2023 17 Well - positioned to serve clients during the financial crisis Loans: $14.2 bn 1Q23 Loan Yield: 5.0% Loans / Deposits 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 76% 80% 69% 59% 62% 65% 67% Year Ended December 31, Balanced Loan Portfolio (as of 3/31/23) Steady Loan Growth ($bn) Note: Financial data as of 31 - Mar - 2023 ▪ Largest Hawaii - based lender ▪ Balanced Portfolio ▪ 54% Commercial, 46% Consumer ▪ 76 % Hawaii/Guam/Saipan, 23 % Mainland ▪ Commercial ▪ Hawaii’s leading commercial bank with most experienced lending team. ▪ Average commercial loan officer experience > 25 years ▪ 55 % Hawaii/Guam/Saipan, 45% Mainland ▪ $ 1,784 mm Shared National Credit portfolio ▪ Participating in SNC lending for over 20 years ▪ 20 % Hawaii - based, 80% Mainland ▪ Leading SBA lender Hawaii ▪ SBA Lender of the Year (Category 1) 2017, 2018, 2019, and 2021 ▪ Leveraged SBA experience to quickly launch PPP program ▪ Originated over 10k PPP loans for over $1.4bn in principal balances in 2020 and 2021 ▪ Consumer ▪ Primarily a Prime and Super Prime lender ▪ ~90% of portfolio collateralized ▪ Financing consumer auto loans for over 40 years C&I $2,268 mm 16% CRE $4,106 mm 29% Construction $914 mm 6% Leasing $327 mm 2% Residential $4,319 mm 30% Home Equity $1,095 mm 8% Consumer Auto $796 mm 6% Credit Card $297 mm 2% Other Consumer $99 mm 1% Loan Portfolio Highlights (as of 3/31/23) Sold $409 mm SNC loans in 2019

46.5% 45.3% 45.4% 46.1% 48.1% 47.0% 47.3% 49.0% 48.4% 50.1% 56.5% 55.2% 54.5% 61.4% 60.0% 63.0% 62.6% 61.4% 59.2% 58.5% 56.1% 55.8% 56.0% 56.8% 54.6% 54.6% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.04% 1.88% 1.78% 1.74% 1.74% 1.74% 1.74% 1.80% 1.82% 1.68% 1.66% 1.76% 1.96% 3.00% 2.96% 2.86% 2.69% 2.62% 2.53% 2.46% 2.39% 2.36% 2.19% 1.99% 2.02% 2.07% 1.50% 2.00% 2.50% 3.00% 3.50% DEMONSTRATED HISTORY OF DISCIPLINED EXPENSE MANAGEMENT 18 Source: Public filings and S&P Global Market Intelligence, as of 9 - May - 2023 Note: Financial data as of 31 - Mar - 2023. $10 – $50bn banks constituted as of 31 - Dec - 2022; excludes merger targets. Year Ended December 31 Year Ended December 31 Noninterest Expense / Average Assets Well Managed Noninterest Expense ($mm) Efficiency Ratio • Maintained expense discipline during pandemic • Very little expense growth from 2018 - 2020 • Increase in 2022 expenses driven by core system conversion expenses and new core system ongoing operating costs • 2023 expense outlook • Noninterest expenses expected to be 4.0% – 4.5% higher than annualized Q4 2022 expenses • Increase in expenses includes impact of industry - wide impact of increase in FDIC assessment fee, estimated to be $4 - $5 mm $312 $302 $297 $304 $327 $337 $348 $365 $370 $368 $406 $440 $119 46.5% 45.3% 45.4% 46.1% 48.1% 47.0% 47.3% 49.0% 48.4% 50.1% 56.5% 55.2% 54.5% '11 '12 '13 '14 '15 '16 '17 '18 19 '20 '21 '22 1Q23 Noninterest Expense Efficiency Ratio CAGR: 3.2% Year Ended December 31,

ASSET QUALITY CONTINUED STRONG CREDIT PERFORMANCE 19 • 30 - 89 past due comprised of accruing and non - accruing loans Note: TLL - Total Loans and Leases • NCO Rate - Based on YTD NCO • 90 past due comprised of accruing loans • Includes OREO

COMMERCIAL REAL ESTATE 20 As of 3/31/23 (In $ Millions) • Office exposure in CRE represents about 6% of total loans and leases • Despite enduring a prolonged period of high vacancy, hotel loans performed well over the COVID period reflecting the quality of sponsorship and underlying collateral. • Retail properties are primarily comprised of grocery - anchored and smaller convenience formats • Diversified across property type • Weighted LTV of 59.8% • Criticized asset 0.6% down 50 bps from year end Property Type Balances % of Balances Weighted Average LTV % Criticized Office 829 20.2% 61.2% 0.6% Hotel 423 10.3% 53.9% 0.0% Retail 659 16.0% 60.4% 0.8% Multi - family 724 17.6% 56.6% 0.5% Industrial 645 15.7% 58.6% 1.7% Dealer Related 459 11.2% 69.3% 0.0% Other 367 8.9% 58.9% 0.4% Total 4,106 100.0% 59.8% 0.6%

COMMERCIAL & INDUSTRIAL 21 As of 3/31/23 (In $ Millions) • Industries deemed to exhibit higher volatility represent a modest amount of total C&I exposure and dealer related credits represent about 26% of total C&I inclusive of $459 million in flooring balances. Property Type Balances % of Balances % Criticized Auto Dealers 601 26.4% 0.0% Retail 34 1.5% 0.2% Hospitality/Hotel 79 3.5% 0.5% Food Service 50 2.2% 4.9% Transportation 51 2.3% 3.2% Other 1,452 64.0% 2.5% Total 2,268 100.00% 1.8%

CONSTRUCTION 22 As of 3/31/23 (In $ Millions) • The construction book is largely centered in rental and for - sale housing Property Type Balances % of Balances Weighted Average LTV % Criticized Office 52 5.7% 50.8% 0.0% Hotel 52 5.7% 50.1% 0.0% Retail 24 2.7% 63.9% 2.0% Multi - family 448 49.0% 54.2% 0.0% Industrial 76 8.3% 51.5% 0.0% Dealer Related 76 8.3% 83.9% 0.0% Other 186 20.4% 59.9% 0.1% Total 914 100.0% 57.4% 0.1%

HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE 23 Source: SNL Financial and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. D ep osit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 4Q22 cost o f deposits based on publicly available company reported information. (3) Includes all U.S. bank holding companies excluding Hawaii - based banks. 4Q22 cost of deposits based on publicly available compan y reported information. Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta ( ¹ ) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 0.44% 0.64% 3.65% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Hawaii Banks² U.S. Banks³ Fed Funds 20bps Current Funding Advantage 3.32% 2.01% 5.25% 131 bps Funding Advantage

GAAP TO NON - GAAP RECONCILIATIONS We present pre - tax, pre - provision earnings on an adjusted basis as a non - GAAP financial measure. We believe that the presentation of this non - GAAP financial measure helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses included in our operating results . Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Return on average tangible stockholders’ equity, return on average tangible assets and tangible stockholders’ equity to tangible assets are non - GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy. The following tables provide a reconciliation of these non - GAAP financial measures with their most directly comparable GAAP measures. 24

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended March 31, 2023	December 31, 2022	March 31, 2022
Income Statement Data:			
Net income	$ 66,818	$ 79,588	$ 57,719
Average total stockholders' equity	$ 2,299,422	$ 2,213,030	$ 2,547,865
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders' equity	$ 1,303,930	$ 1,217,538	$ 1,552,373
Average total assets	$ 24,548,124	$ 24,575,648	$ 25,080,453
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$ 23,552,632	$ 23,580,156	$ 24,084,961
Return on average total stockholders' equity[(1)]	11.78 %	14.27 %	9.19 %
Return on average tangible stockholders' equity (non-GAAP)[(1)]	20.78 %	25.93 %	15.08 %
Return on average total assets[(1)]	1.10 %	1.28 %	0.93 %
Return on average tangible assets (non-GAAP)[(1)]	1.15 %	1.34 %	0.97 %
Income Before Provision for Income Taxes	$ 88,903	$ 103,067	$ 76,957
Provision for Credit Losses	8,800	2,956	(5,747)
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 97,703	$ 106,023	$ 71,210

(dollars in thousands, except per share amounts)	As of March 31, 2023	As of December 31, 2022	As of March 31, 2022
Balance Sheet Data:			
Total stockholders' equity	$ 2,329,012	$ 2,269,005	$ 2,285,149
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$ 1,333,520	$ 1,273,513	$ 1,289,657
Total assets	$ 24,884,207	$ 24,577,223	$ 25,042,720
Less: goodwill	995,492	995,492	995,492
Tangible assets	$ 23,888,715	$ 23,581,731	$ 24,047,228
Shares outstanding	127,573,680	127,363,327	127,686,307
Total stockholders' equity to total assets	9.36 %	9.23 %	9.13 %
Tangible stockholders' equity to tangible assets (non-GAAP)	5.58 %	5.40 %	5.36 %
Book value per share	$ 18.26	$ 17.82	$ 17.90
Tangible book value per share (non-GAAP)	$ 10.45	$ 10.00	$ 10.10

(1) Annualized for the three months ended March 31, 2023, December 31, 2022 and March 31, 2022.

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GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	As of and for the Twelve Months Ended December 31,											
	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Net Income	$265.7	$265.7	$185.8	$ 284.4	$ 264.4	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Average Total Stockholders' Equity	$2,321.6	$2,708.4	$2,698.9	$ 2,609.4	$ 2,457.8	$ 2,538.3	$2,568.2	$2,735.8	$2,698.4	$2,667.4	$2,664.2	$2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$1,362.1**	**$1,712.9**	**$1,703.4**	**$ 1,613.9**	**$ 1,462.3**	**$ 1,542.8**	**$1,572.7**	**$1,740.3**	**$1,702.9**	**$1,672.0**	**$1,668.7**	**$1,645.1**
Total Stockholders' Equity	2,269.0	2,656.9	2,744.1	2,640.3	2,524.8	2,532.6	2,476.5	2,736.9	2,675.0	2,651.1	2,654.2	2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$1,273.5**	**$1,661.4**	**$1,748.6**	**$ 1,644.8**	**$ 1,529.3**	**$ 1,537.1**	**$1,481.0**	**$1,741.4**	**$1,679.5**	**$1,655.6**	**$1,658.7**	**$1,681.9**
Average Total Assets	24,964.4	24,426.3	21,869.1	20,325.7	20,247.1	19,942.8	19,334.7	18,785.7	17,493.2	16,653.6	16,085.7	15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$23,968.9**	**$23,430.8**	**$20,873.6**	**$ 19,330.2**	**$ 19,251.6**	**$ 18,947.3**	**$18,339.2**	**$17,790.2**	**$16,497.7**	**$15,658.1**	**$15,090.2**	**$14,251.3**
Total Assets	24,577.2	24,992.4	22,662.8	20,166.7	20,695.7	20,549.5	19,661.8	19,352.7	18,133.7	17,118.8	16,646.7	15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$23,581.7**	**$23,996.9**	**$21,667.3**	**$ 19,171.2**	**$ 19,700.2**	**$ 19,554.0**	**$18,666.3**	**$18,357.2**	**$17,138.2**	**$16,123.3**	**$15,651.2**	**$14,843.9**
Return on Average Total Stockholders' Equity	11.44%	9.81%	6.88%	10.90%	10.76%	7.24%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Return on Average Tangible Stockholders' Equity (non-GAAP)	**20.03%**	**15.51%**	**10.91%**	**17.62%**	**18.08%**	**11.91%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Return on Average Total Assets	1.06%	1.09%	0.85%	1.40%	1.31%	0.92%	1.19%	1.14%	1.24%	1.29%	1.31%	1.31%
Return on Average Tangible Assets (non-GAAP)	**1.11%**	**1.13%**	**0.89%**	**1.47%**	**1.37%**	**0.97%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**
Income Before Provision for Income Taxes	$351.2	$ 349.0	$ 243.7	$ 381.7	$ 358.2	$ 368.4	$ 371.8	$ 343.2	$ 344.2	$ 344.5	$ 329.8	$ 316.4
Provision For Credit Losses	1.4	(39.0)	121.7	13.8	22.2	18.5	8.6	9.9	11.1	12.2	34.9	42.1
Pre-Tax, Pre-Provision Earnings (Non-GAAP)	**$352.6**	**$ 310.0**	**$ 365.4**	**$ 395.5**	**$ 380.4**	**$ 386.9**	**$ 380.4**	**$ 353.1**	**$ 355.3**	**$ 356.7**	**$ 364.7**	**$ 358.5**

Note: Totals may not sum due to rounding.

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